UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 06/28/2006

Genaera Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 0-19651

DE	13-3445668
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5110 Campus Drive, Plymouth Meeting, PA 19462

(Address of principal executive offices, including zip code)

610.941.4020

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01. Entry into a Material Definitive Agreement

On June 28, 2006, Genaera Corporation (the “Company”) received signed securities purchase agreements from institutional investors, including existing shareholders, for the purchase of approximately 35.6 million shares (the “Shares”) of its common stock and warrants to purchase approximately 26.7 million shares of its common stock at a purchase price of $0.70385 per unit for aggregate gross proceeds of approximately $25.0 million. The warrants have an exercise price of $.6101. The Shares were offered through a prospectus supplement pursuant to the Company’s effective shelf registration statement. A copy of the Form of Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the Form of Warrant is attached hereto as Exhibit 4.1 and is incorporated herein by reference. In connection with the sale of the Shares, the Company is filing the Placement Agency Agreement relating thereto as part of this Current Report on Form 8-K as Exhibit 1.1.

Item 8.01. Other Events

On June 29, 2006, the Company issued a press release announcing that it had received signed securities purchase agreements from institutional investors for the purchase of approximately 35.6 million shares of its common stock and warrants to purchase approximately 26.7 million shares of its common stock at a purchase price of $0.70385 per unit for aggregate gross proceeds of approximately $25.0 million. The warrants have an exercise price of $.6101. The Shares were offered through a prospectus supplement pursuant to the Company’s effective shelf registration statement. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
1.1	Placement Agency Agreement among Genaera Corporation, Banc of America Securities LLC and Fortis Securities LLC dated June 28, 2006.

4.1	Form of Warrant by and between Genaera Corporation and certain purchasers.

10.1	Form of Purchase Agreement by and between Genaera Corporation and certain purchasers dated June 28, 2006.

99.1	Press release of the Company dated June 29, 2006 - “Genaera Announces $25 Million Direct Equity Placement.”

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genaera Corporation

Date: June 29, 2006	By:	/s/ John A. Skolas
John A. Skolas
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-1.1	Placement Agency Agreement among Genaera Corporation, Banc of America Securities LLC and Fortis Securities LLC dated June 28, 2006.

EX-4.1	Form of Warrant by and between Genaera Corporation and certain purchasers.

EX-10.1	Form of Purchase Agreement by and between Genaera Corporation and certain purchasers dated June 28, 2006.

EX-99.1	Press release of the Company dated June 29, 2006 - “Genaera Announces $25 Million Direct Equity Placement.”